                                                                    EXHIBIT 10.2


                                    AGREEMENT


                            DATED February 28, 2003

                            Pound Sterling45,000,000


                                 CREDIT FACILITY


                                       FOR


                              SYTNER GROUP LIMITED


                                   PROVIDED BY


                         THE ROYAL BANK OF SCOTLAND plc
                               acting as agent for
                          NATIONAL WESTMINSTER BANK Plc



               Produced by The Royal Bank of Scotland Group using
                  [ALLEN AND OVERY GRAPHIC][ NEWCHANGE GRAPHIC]

                                      INDEX


CLAUSE                                                                                                    Page
------                                                                                                    ----

1.       Interpretation......................................................................................1
2.       Facility............................................................................................9
3.       Purpose.............................................................................................9
4.       Conditions precedent................................................................................9
5.       Utilisation.........................................................................................9
6.       Repayment..........................................................................................10
7.       REDUCTION OF TRANCHE A COMMITMENT..................................................................10
8.       Prepayment and cancellation........................................................................11
9.       Interest...........................................................................................13
10.      Terms..............................................................................................14
11.      Security...........................................................................................14
12.      Market disruption..................................................................................14
13.      Taxes..............................................................................................15
14.      Increased Costs....................................................................................16
15.      Mitigation.........................................................................................17
16.      Payments...........................................................................................17
17.      Representations....................................................................................18
18.      Information covenants..............................................................................20
19.      Financial covenants................................................................................22
20.      General covenants..................................................................................29
21.      Default............................................................................................33
22.      Evidence and calculations..........................................................................36
23.      Fees...............................................................................................36
24.      Indemnities and Break Costs........................................................................37
25.      Expenses...........................................................................................38
26.      Amendments and Waivers.............................................................................38
27.      Changes to the Parties.............................................................................39
28.      Disclosure of information..........................................................................39
29.      Set-off............................................................................................40
30.      Severability.......................................................................................40
31.      Notices............................................................................................40
32.      Language...........................................................................................41
33.      Governing law......................................................................................41
34.      Enforcement........................................................................................42

SCHEDULES
---------

1        Conditions precedent documents.....................................................................43
2        Calculation of the Mandatory Cost..................................................................46
3        Existing Security..................................................................................48


THIS AGREEMENT is dated 28th February 2003

BETWEEN:

(1) SYTNER GROUP LIMITED (registered number 02883766) (formerly Sytner Group Plc) (the "COMPANY"); and

(2) THE ROYAL BANK OF SCOTLAND PLC ACTING AS AGENT FOR NATIONAL WESTMINSTER BANK PLC as lender (the "Lender").

IT IS AGREED as follows:
1.       INTERPRETATION
1.1      DEFINITIONS

         In this Agreement:

         "AFFILIATE"

         means a Subsidiary or a Holding Company of a person or any other Subsidiary of that Holding Company.

         "AVAILABILITY PERIOD"

         means the period from and including the date of this Agreement to and including the Final Maturity Date.

         "BREAK COSTS"

         means the amount (if any) which the Lender is entitled to receive under this Agreement as compensation if any part of a Loan or overdue amount is prepaid.

         "BUSINESS DAY"

         means a day (other than a Saturday or a Sunday) on which banks are open for general business in London.

         "COMMITMENT"

         means:

         (I) in respect of Tranche A Pound Sterling10,000,000 (as adjusted under Clause 7); and

         (II) in respect of Tranche B Pound Sterling35,000,000.

         in each case to the extent not cancelled, transferred or reduced under this Agreement and "COMMITMENT" shall be construed accordingly.

         "DEFAULT"

         means:

         (a) an Event of Default; or

         (b) an event which would be (with the expiry of a grace period, the giving of notice or the making of any determination under the Finance Documents or any combination of them) an Event of Default.

         "EVENT OF DEFAULT"

         means an event specified as such in this Agreement.

         "EXISTING FACILITIES"

         means the Pound Sterling6,000,000 Revolving Credit Facility and the Pound Sterling14,000,000 Term Loan Facility dated 3 December 1997 (as subsequently amended on 13 August 1999 and 31 October 2001) granted by The Royal Bank of Scotland plc to the Company.

         "EXISTING SECURITY"

         means all existing Security Documents held by the Lender and detailed in Schedule 3.

         "FACILITY"

         means the credit facility made available under this Agreement.

         "FACILITY OFFICE"

         means the office(s) through which the Lender will perform its obligations under this Agreement.

         "FINAL MATURITY DATE"

         means 31 January 2006.

         "FINANCE DOCUMENT"

         means:

         (a) this Agreement;

         (b) a Security Document; or

         (c) any other document designated as such by the Lender and the Company.

         "FINANCIAL INDEBTEDNESS"


         means any indebtedness for or in respect of:

         (a) moneys borrowed;

         (b) any acceptance credit;

         (c) any bond, note, debenture, loan stock or other similar instrument;

         (d) any finance or capital lease;

         (e) receivables sold or discounted (otherwise than on a non-recourse basis);

         (f) the acquisition cost of any asset to the extent payable after its acquisition or possession by the party liable where the deferred payment is arranged primarily as a method of raising finance or financing the acquisition of that asset;

         (g) any derivative transaction protecting against or benefiting from fluctuations in any rate or price (and, except for non-payment of an amount, the then mark to market value of the derivative transaction will be used to calculate its amount);

         (h) any other transaction (including any forward sale or purchase agreement) which has the commercial effect of a borrowing;

         (i) any counter-indemnity obligation in respect of any guarantee, indemnity, bond, letter of credit or any other instrument issued by a bank or financial institution; or

         (j) any guarantee, indemnity or similar assurance against financial loss of any person in respect of any item referred to in paragraphs (a) to (i) above.

         "GROUP"

         means the Parent and its Subsidiaries and "MEMBER OF THE GROUP" and "GROUP COMPANY" means any of them.

         "HOLDING COMPANY"

         means a holding company within the meaning of section 736 of the Companies Act 1985.

         "INCREASED COST"

         means:

         (a) an additional or increased cost;

         (b) a reduction in the rate of return under a Finance Document or on its overall capital; or

         (c) a reduction of an amount due and payable under any Finance
         Document,

         which is incurred or suffered by the Lender or any of its Affiliates but only to the extent attributable to the Lender having entered into any Finance Document or funding or performing its obligations under any Finance Document.

         "LIBOR"

         means for a Term of any Loan or overdue amount the rate quoted by the Lender to leading banks in the London interbank market as of 11.00 a.m. on the Rate Fixing Day for the offering of deposits in Sterling or overdue amount for a period comparable to that Term.

         "LOAN"

         means, unless otherwise stated in this Agreement, the principal amount of each borrowing under this Agreement or the principal amount outstanding of that borrowing.

         "MANDATORY COST"

         means the cost of complying with certain regulatory requirements, expressed as a percentage rate per annum and calculated by the Lender under Schedule 2 (Calculation of the Mandatory Cost).

         "MARGIN"

         means the percentage per annum set out in Column 2 below opposite the ratio of Consolidated Net Borrowing to Consolidated EBITDA less Stocking Interest in column 1 as stated in the latest Compliance Certificate provided under Clause 18.2.


                    COLUMN 1                                     COLUMN 2
                    --------                                     --------
                  1:1 or below                                     0.85

                  Greater than 1:1                                 1.25


         "MATERIAL ADVERSE EFFECT"

         means a material adverse effect on:

         (a) the business or financial condition of the Group as a whole;

         (b) the ability of the Company to perform its obligations under any Finance Document; or

         (c) the validity or enforceability of any Finance Document.

         "MATERIAL FRANCHISING AGREEMENT"

         means a franchising agreement entered into by any Group Company:

         (i) where the profits attributable to or generated under such franchising agreement are equal to or greater than 5 per cent. of the aggregate profits of the Group; or

         (ii) where the turnover attributable to or generated under such franchising agreement is equal to or greater than 5 per cent. of the aggregate turnover of the Group;

         "MATERIAL SUBSIDIARY"

         means the Company, and each Subsidiary of the Company:

         (a) whose profits are equal to or greater than 5 per cent. of the aggregate profits of the Group; or

         (b) whose turnover is equal to or greater than 5 per cent. of the aggregate turnover of the Group; or

         (c) whose assets have a value equal to or greater than 5 per cent. of the aggregate value of all assets owned by the Group.

         "MATURITY DATE"

         means the last day of the Term of a Loan.

         "ORIGINAL FINANCIAL STATEMENTS"

         means the audited consolidated financial statements of the Company for the year ended 28 February 2002.

         "PARENT"

         means UAG UK Holdings Limited (company number 4334322).

         "PARTY"

         means a party to this Agreement.

         "RATE FIXING DAY"

         means the first day of a Term for a Loan or such other day as the Lender determines is generally treated as the rate fixing day by market practice in the relevant interbank market.

         "REQUEST"

         means a request for a Loan, in a form approved by the Lender.

         "REQUIRED SECURITY"

         means the Security Documents detailed in Schedule 4.

         "ROLLOVER LOAN"

         means one or more Loans:

         (a) to be made on the same day that a maturing Loan is due to be repaid; and

         (b) the aggregate amount of which is equal to or less than the maturing Loan.

         "SECURITY DOCUMENT"

         means the Existing Security, the Required Security and any other document in a form approved by the Lender guaranteeing or evidencing or creating security over any asset to secure any obligation of the Company to the Lender under the Finance Documents.

         "SECURITY INTEREST"

         means any mortgage, pledge, lien, charge, assignment, hypothecation or security interest or any other agreement or arrangement having a similar effect.

         "STERLING" OR "POUND STERLING"

         means the lawful currency for the time being of the U.K.

         "SUBSIDIARY"

         means:

         (a) a subsidiary within the meaning of section 736 of the Companies Act 1985; and

         (b) unless the context otherwise requires, a subsidiary undertaking within the meaning of section 258 of the Companies Act 1985.

         "TAX"

         means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any related penalty or interest).

         "TAX DEDUCTION"

         means a deduction or withholding for or on account of Tax from a payment under a Finance Document.

         "TAX PAYMENT"

         means a payment made by the Company to the Lender in any way related to a Tax Deduction or under any indemnity given by the Company in respect of Tax under any Finance Document.

         "TERM"

         means each period determined under this Agreement by reference to which interest on a Loan or an overdue amount is calculated.

         "TRANCHE" means the following Loans to be made under this Agreement (which shall be drawn for the purpose as stipulated):

         (a) a Loan up to the aggregate principal amount of Pound
         Sterling10,000,000 for the purpose detailed in Clause 3.1(a) ("TRANCHE A"); and

         (b) a Loan of up to the aggregate principal amount of Pound Sterling35,000,000 for the purpose detailed in Clause 3.1(b) ("TRANCHE B").

         "U.K."

         means the United Kingdom.

         "UTILISATION DATE"

         means each date on which the Facility is utilised.

1.2      CONSTRUCTION

(a) In this Agreement, unless the contrary intention appears, a reference to:

         (i) an "AMENDMENT" includes a supplement, novation, restatement or re-enactment and "AMENDED" will be construed accordingly;

                  "ASSETS" includes present and future properties, revenues and rights of every description;

                  an "AUTHORISATION" includes an authorisation, consent, approval, resolution, licence, exemption, filing, registration or notarisation;

                  "DISPOSAL" means a sale, transfer, grant, lease or other disposal, whether voluntary or involuntary, and "DISPOSE" will be construed accordingly;

                  "INDEBTEDNESS" includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money;

                  a "PERSON" includes any individual, company, corporation, unincorporated association or body (including a partnership, trust, joint venture or consortium), government, state, agency, organisation or other entity whether or not having separate legal personality;

                  a "REGULATION" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law but, if not having the force of law, being of a type with which any person to which it applies is accustomed to comply) of any governmental, inter-governmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

         (ii) a currency is a reference to the lawful currency for the time being of the relevant country;

         (iii) a Default being "OUTSTANDING" means that it has not been remedied or waived;

         (iv) a provision of law is a reference to that provision as extended, applied, amended or re-enacted and includes any subordinate legislation;

         (v) a Clause, a Subclause or a Schedule is a reference to a clause or subclause of, or a schedule to, this Agreement;

         (vi) a person includes its successors in title, permitted assigns and permitted transferees;

         (vii) a Finance Document or another document is a reference to that Finance Document or other document as amended; and

         (viii)   a time of day is a reference to London time.

(b) Unless the contrary intention appears, a reference to a "MONTH" or "MONTHS" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month or the calendar month in which it is to end, except that:

         (i) if the numerically corresponding day is not a Business Day, the period will end on the next Business Day in that month (if there is one) or the preceding Business Day (if there is not);

         (ii) if there is no numerically corresponding day in that month, that period will end on the last Business Day in that month; and

         (iii) notwithstanding sub-paragraph (i) above, a period which commences on the last Business Day of a month will end on the last Business Day in the next month or the calendar month in which it is to end, as appropriate.

(c) Unless expressly provided to the contrary in a Finance Document, a person who is not a party to a Finance Document may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999.

         (i) Notwithstanding any term of any Finance Document, the consent of any third party is not required for any variation (including any release or compromise of any liability under) or termination of that Finance Document.

(d)      Unless the contrary intention appears:

         (i) a reference to a Party will not include that Party if it has ceased to be a Party under this Agreement;

         (ii) a term used in any other Finance Document or in any notice given in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement;

         (iii) if there is an inconsistency between this Agreement and any other Finance Document, this Agreement will prevail;

         (iv) any obligations of the Company under the Finance Documents which is not a payment obligation remains in force for so long as any payment obligation is or may be outstanding under the Finance Documents; and

         the headings in this Agreement do not affect its interpretation.

2.       FACILITY

         Subject to the terms of this Agreement, the Lender makes available to the Company a revolving credit facility in an aggregate amount equal to the Commitment.

3.       PURPOSE

3.1      TRANCHES

         (a)      TRANCHE A

         Tranche A may only be used for the refinancing of Existing Facilities

         (b)      TRANCHE B

         Tranche B may only be used for payment of a dividend to the Parent not exceeding Pound Sterling7,500,000, to assist in the funding of dealership acquisitions and associated expenditure, Capital Expenditure and for ongoing general corporate purposes.

3.2      NO OBLIGATION TO MONITOR

         The Lender is not bound to monitor or verify the utilisation of the Facility.

4.       CONDITIONS PRECEDENT

4.1      CONDITIONS PRECEDENT DOCUMENTS

         A Request may not be given until the Lender has notified the Company that it has received all of the documents and evidence set out in
         Schedule 1 (Conditions precedent documents) in form and substance satisfactory to the Lender. The Lender must give this notification as soon as reasonably practicable.

4.2      FURTHER CONDITIONS PRECEDENT

         The obligations of the Lender to participate in any Loan are subject to the further conditions precedent that on both the date of the Request and the Utilisation Date for that Loan:

         (a)      the representations are correct in all material respects; and

         (b) no Default or, in the case of a Rollover Loan, no Event of Default is outstanding or would result from the Loan.

5.       UTILISATION

5.1      GIVING OF REQUESTS

(a) The Company may borrow a Loan by giving to the Lender a duly completed Request and provided that the first Request is (i) sufficient in amount to repay all outstanding loans under the Existing Facility and (ii) accompanied with a written authority authorising the Lender to repay and cancel the Existing Facility in full.

(b) Unless the Lender otherwise agrees, the latest time for receipt by the Lender of a duly completed Request is 11.00 a.m. on the Rate Fixing Day for the proposed borrowing.

(c)      Each Request is irrevocable.

5.2      COMPLETION OF REQUESTS

         A Request will not be regarded as having been duly completed unless:

         (a) the Utilisation Date is a Business Day falling within the Availability Period; and

         (b) the proposed currency, amount and Term comply with this Agreement.

         Only one Loan may be requested in a Request.

5.3      AMOUNT OF LOAN

(a) Except as provided below, the amount of the Loan must be a minimum of Pound Sterling250,000 and an integral multiple of Pound
         Sterling250,000.

(b) The amount of the Loan may also be the balance of the undrawn Commitment or such other amount as the Lender may agree.

5.4      ADVANCE OF LOAN

(a) The Lender is not obliged to participate in a Loan if, as a result, the Loans would exceed the Commitment applicable to the relevant Tranche.

(b) If the conditions set out in this Agreement have been met, the Lender must make the Loan available to the Company on the Utilisation Date.

6.       REPAYMENT

(a)      The Company must repay each Loan made to it in full on its Maturity
         Date.

(b) Subject to the other terms of this Agreement, any amounts repaid under paragraph (a) above may be re-borrowed.

7.       REDUCTION OF TRANCHE A COMMITMENT

         The amount available under Tranche A will reduce as follows:

         With effect from 31 January 2004            by Pound Sterling2m

         With effect from 30 July 2004               by Pound Sterling2m

         With effect from 31 January 2005            by Pound Sterling2m

         With effect from 30 July 2005               by Pound Sterling2m

         With effect from 31 January 2006            by Pound Sterling2m

8.       PREPAYMENT AND CANCELLATION

8.1      MANDATORY PREPAYMENT - ILLEGALITY

(a) The Lender must notify the Company promptly if it becomes aware that it is unlawful in any jurisdiction for the Lender to perform any of its obligations under a Finance Document or to fund or maintain any Loan.

(b)      After notification under paragraph (a) above:

         (i) the Company must repay or prepay the Lender each Loan made to it on the date specified in paragraph (c) below; and

         (ii)     the Commitment will be immediately cancelled.

(c)      The date for repayment or prepayment of a Loan will be:

         (i) the Business Day following receipt by the Company of notice from the Lender; or

         (ii)     if later, the latest date allowed by the relevant law.

8.2      MANDATORY PREPAYMENT - CHANGE OF CONTROL

(a) The Company must promptly notify the Lender if it becomes aware of any person or group of persons acting in concert gaining control of the Company.

(b) After notification under paragraph (a) above, the Lender may, by notice to the Company:

         (i)      cancel the Commitment; and

         (ii) declare all outstanding Loans, together with accrued interest and all other amounts accrued under the Finance Documents, to be immediately due and payable.

         Any such notice will take effect in accordance with its terms.

(c)      In paragraph (a) above:

         "CONTROL" has the meaning given to it in section 416 of the Income and Corporation Taxes Act 1988; and

         "ACTING IN CONCERT" means acting together pursuant to an agreement or understanding (whether formal or informal)].

8.3      VOLUNTARY PREPAYMENT

(a) Subject to clause 8.8(e) the Company may, by giving not less than five Business Days' prior notice to the Lender, prepay any Loan at any time in whole or in part.

(b) A prepayment of part of a Loan must be in a minimum amount of Pound Sterling250,000 and an integral multiple of Pound Sterling250,000.

8.4      AUTOMATIC CANCELLATION

         The Commitment will be automatically cancelled at the close of business on the last day of the Availability Period.

8.5      VOLUNTARY CANCELLATION

(a) Subject to Clause 8.8(e) the Company may, by giving not less than five Business Days' prior notice to the Lender, cancel the unutilised amount of the Commitment in whole or in part.

(b) Subject to Clause 8.8(e) partial cancellation of the Commitment must be in a minimum amount of Pound Sterling250,000 and an integral multiple of Pound Sterling250,000.

8.6      INVOLUNTARY PREPAYMENT AND CANCELLATION

(a) If the Company is, or will be, required to pay to the Lender a Tax Payment or an Increased Cost, the Company may, while the requirement continues, give notice to the Lender requesting prepayment and cancellation.

(b)      After notification under paragraph (a) above:

         (i) Subject to Clause 8.8(e) the Company must repay or prepay each Loan made to it on the date specified in paragraph (c) below; and

         (ii)     the Commitment will be immediately cancelled.

(c) The date for repayment or prepayment of a Loan will be the last day of the Term for that Loan or, if earlier, the date specified by the Company in its notification.

8.7      RE-BORROWING OF LOANS

         Any voluntary prepayment of a Loan may be re-borrowed on the terms of this Agreement. Any mandatory or involuntary prepayment of a Loan may not be re-borrowed.

8.8      MISCELLANEOUS PROVISIONS

(a) Any notice of prepayment and/or cancellation under this Agreement is irrevocable and must specify the relevant date(s) and the affected Loans.

(b) All prepayments under this Agreement must be made with accrued interest on the amount prepaid. No premium or penalty is payable in respect of any prepayment except for Break Costs.

(c) No prepayment or cancellation is allowed except in accordance with the express terms of this Agreement.

(d) No amount of the Commitment cancelled under this Agreement may subsequently be reinstated.

(e) Any prepayment and/or cancellation under this Agreement shall firstly be applied against Tranche A until such Commitment in respect of Tranche A is reduced to nil and thereafter shall be applied against Tranche B until such Commitment in respect of Tranche B is reduced to nil.

9.       INTEREST

9.1      CALCULATION OF INTEREST

         The rate of interest on each Loan for each Term is the percentage rate per annum equal to the aggregate of the applicable:

(a)      Margin;

(b)      LIBOR; and

(c)      Mandatory Cost.

9.2      PAYMENT OF INTEREST

         Except where it is provided to the contrary in this Agreement, the Company must pay accrued interest on each Loan made to it on the last day of each Term and also, if the Term is longer than six months, on the dates falling at six-monthly intervals after the first day of that Term.

9.3      INTEREST ON OVERDUE AMOUNTS

(a) If the Company fails to pay any amount payable by it under the Finance Documents, it must immediately on demand by the Lender pay interest on the overdue amount from its due date up to the date of actual payment, both before, on and after judgment.

(b) Interest on an overdue amount is payable at a rate determined by the Lender to be one per cent. per annum above the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Loan in the currency of the overdue amount. For this purpose, the Lender may (acting reasonably):

         (i)      select successive Terms of any duration of up to three months;
                  and

         (ii)     determine the appropriate Rate Fixing Day for that Term.

(c) Notwithstanding paragraph (b) above, if the overdue amount is a principal amount of a Loan and becomes due and payable prior to the last day of its current Term, then:

         (i) the first Term for that overdue amount will be the unexpired portion of that Term; and

         (ii) the rate of interest on the overdue amount for that first Term will be one per cent. per annum above the rate then payable on that Loan.

         After the expiry of the first Term for that overdue amount, the rate on the overdue amount will be calculated in accordance with paragraph (b) above.

(d) Interest (if unpaid) on an overdue amount will be compounded with that overdue amount at the end of each of its Terms but will remain immediately due and payable.

9.4      NOTIFICATION OF RATES OF INTEREST

         The Lender must promptly notify the Company of the determination of a rate of interest under this Agreement.

10.      TERMS

10.1     SELECTION

(a)      Each Loan has one Term only.

(b)      The Company must select the Term for a Loan in the relevant Request.

(c) Subject to the following provisions of this Clause, each Term for a Loan will be one, two, three or six months or any other period agreed by the Company and the Lender.

10.2     NO OVERRUNNING THE FINAL MATURITY DATE

         If a Term would otherwise overrun the Final Maturity Date, it will be shortened so that it ends on the Final Maturity Date.

10.3     NOTIFICATION

         The Lender must notify the Company of the duration of each Term promptly after ascertaining its duration.

11.      SECURITY

         The obligations and liabilities of the Company to the Lender under the Facility shall be secured by the interests and rights granted in favour of the Lender under the Existing Security, the Required Security and any additional Security Documents the Lender may require from time to time.

12.      MARKET DISRUPTION

12.1     MARKET DISRUPTION

(a) If the Lender determines that adequate and fair means do not exist for ascertaining LIBOR for a Loan, it must promptly notify the Company.

(b) After notification under paragraph (a) above, the rate of interest on the affected Loan for the relevant Term will be the aggregate of the applicable:

         (i)      Margin;

         (ii) rate notified by the Lender to the Company as soon as practicable to be that which expresses as a percentage rate per annum the cost to the Lender of funding the Loan from whatever source it may reasonably select; and

         (iii)    Mandatory Cost.

12.2     ALTERNATIVE BASIS

(a) After receipt of any notification under this Clause, if the Lender or the Company so requires, the Company and the Lender must enter into negotiations for a period of not more than 30 days with a view to agreeing an alternative basis for determining the rate of interest and/or funding for the affected Loan and any future Loan.

(b)      Any alternative basis agreed will be binding on each Party.

13.      TAXES

13.1     TAX GROSS-UP

(a) The Company must make all payments to be made by it under the Finance Documents without any Tax Deduction, unless a Tax Deduction is required by law.

(b) If the Company is aware that the Company must make a Tax Deduction (or that there is a change in the rate or the basis of a Tax Deduction), then it must promptly notify the Lender.

(c) If a Tax Deduction is required by law to be made by the Company, the amount of the payment due from the Company will be increased to an amount which (after making the Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

(d) If the Company is required to make a Tax Deduction, it must make the minimum Tax Deduction and must make any payment required in connection with that Tax Deduction within the time allowed by law.

(e) Within 30 days of making either a Tax Deduction or a payment required in connection with a Tax Deduction, the Company must deliver to the Lender evidence satisfactory to the Lender (acting reasonably) that the Tax Deduction has been made or (as applicable) the appropriate payment has been paid to the relevant taxing authority.

13.2     TAX INDEMNITY

(a) Except as provided below, the Company must indemnify the Lender against any loss or liability which the Lender (in its absolute discretion) determines will be or has been suffered (directly or indirectly) by it for or on account of Tax in relation to a payment received or receivable (or any payment deemed to be received or receivable) under a Finance Document.

(b) Paragraph (a) above does not apply to any Tax assessed on the Lender under the laws of the jurisdiction in which:

         (i) the Lender is incorporated or, if different, the jurisdiction (or jurisdictions) in which the Lender is treated as resident for tax purposes; or

         (ii) the Lender's Facility Office is located in respect of amounts received or receivable in that jurisdiction,

         if that Tax is imposed on or calculated by reference to the net income received or receivable by the Lender. However, any payment deemed to be received or receivable, including any amount treated as income but not actually received by the Lender, such as a Tax Deduction, will not be treated as net income received or receivable for this purpose.

(c) If the Lender makes, or intends to make, a claim under paragraph (a) above, it must promptly notify the Company of the event which will give, or has given, rise to the claim.

13.3     STAMP TAXES

         The Company must pay and indemnify the Lender against any stamp duty, registration or other similar Tax payable in connection with the entry into, performance or enforcement of any Finance Document.

13.4     VALUE ADDED TAXES

(a) Any amount (including costs and expenses) payable under a Finance Document by the Company is exclusive of any Tax (including value added tax) which might be chargeable in connection with that amount. If any such Tax is chargeable, the Company must pay to the Lender (in addition to and at the same time as paying that amount) an amount equal to the amount of that Tax.

(b) The obligation of the Company under paragraph (a) above will be reduced to the extent that the Lender is entitled to repayment or a credit in respect of the relevant Tax.

14.      INCREASED COSTS

14.1     INCREASED COSTS

         Except as provided below in this Clause, the Company must pay to the Lender the amount of any Increased Cost incurred by the Lender or any of its Affiliates as a result of:

         (a) the introduction of, or any change in, or any change in the interpretation or application of, any law or regulation; or

         (b)      compliance with any law or regulation,

         made after the date of this Agreement.

14.2     EXCEPTIONS

         The Company need not make any payment for an Increased Cost to the extent that the Increased Cost is:

         (a) compensated for under another Clause or would have been but for an exception to that Clause;

         (b) a tax on the overall net income of the Lender or any of its Affiliates; or

         (c) attributable to the Lender or its Affiliate wilfully failing to comply with any law or regulation.

14.3     CLAIMS

         The Lender must notify the Company promptly of the circumstances giving rise to, and the amount of, the claim.

15.      MITIGATION

15.1     MITIGATION

(a) The Lender must, in consultation with the Company, take all reasonable steps to mitigate any circumstances which arise and which result or would result in:

         (i)      any Tax Payment or Increased Cost being payable to the Lender;
                  or

         (ii) the Lender being able to exercise any right of prepayment and/or cancellation under this Agreement by reason of any illegality,

         including transferring its rights and obligations under the Finance Documents to an Affiliate or changing its Facility Office.

(b) The Company must indemnify the Lender for all costs and expenses reasonably incurred by it as a result of any step taken by it under this Subclause.

(c) The Lender is not obliged to take any step under this Subclause if, in its opinion (acting reasonably), to do so might be prejudicial to it.

15.2     CONDUCT OF BUSINESS BY THE LENDER

         No term of this Agreement will:

         (a) interfere with the right of the Lender to arrange its affairs (Tax or otherwise) in whatever manner it thinks fit;

         (b) oblige the Lender to investigate or claim any credit, relief, remission or repayment available to it in respect of Tax or the extent, order and manner of any claim; or

         (c) oblige the Lender to disclose any information relating to its affairs (Tax or otherwise) or any computation in respect of Tax.

16.      PAYMENTS

16.1     PLACE

         Unless a Finance Document specifies that payments under it are to be made in another manner, all payments under a Finance Document must be made to the relevant Party to its account at such office or bank as it may notify to the other Party for this purpose by not less than five Business Days' prior notice.

16.2     FUNDS

         Payments under the Finance Documents to the Lender must be made for value on the due date at such times and in such funds as the Lender may specify to the Company as being customary at the time for the settlement of transactions in the relevant currency in the place for payment.

16.3     CURRENCY

         Each amount payable under the Finance Documents is payable in Sterling.

16.4     NO SET-OFF OR COUNTERCLAIM

         All payments made by the Company under the Finance Documents must be made without set-off or counterclaim.

16.5     BUSINESS DAYS

(a) If a payment under the Finance Documents is due on a day which is not a Business Day, the due date for that payment will instead be the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not) or whatever day the Lender determines is market practice.

(b) During any extension of the due date for payment of any principal under this Agreement interest is payable on that principal at the rate payable on the original due date.

16.6     TIMING OF PAYMENTS

         If a Finance Document does not provide for when a particular payment is due, that payment will be due within three Business Days of demand by the Lender.

17.      REPRESENTATIONS

17.1     REPRESENTATIONS

         The representations set out in this Clause are made by the Company to the Lender.

17.2     STATUS

(a) It is a limited liability company, duly incorporated and validly existing under the laws of its jurisdiction of incorporation.

(b) It and each of its Subsidiaries has the power to own its assets and carry on its business as it is being conducted.

17.3     POWERS AND AUTHORITY

         It has the power to enter into and perform, and has taken all necessary action to authorise the entry into and performance of, the Finance Documents to which it is or will be a party and the transactions contemplated by those Finance Documents.

17.4     LEGAL VALIDITY

         Each Finance Document to which it is a party is its legally binding, valid and enforceable obligation.

17.5     NON-CONFLICT

         The entry into and performance by it of, and the transactions contemplated by, the Finance Documents do not conflict with:

         (a)      any law or regulation applicable to it;

         (b)      its or any of its Subsidiaries' constitutional documents; or

         (c) any document which is binding upon it or any of its Subsidiaries or any of its or its Subsidiaries' assets.

17.6     NO DEFAULT

(a) No Event of Default is outstanding or will result from the execution of, or the performance of any transaction contemplated by, any Finance Document; and

(b) no other event is outstanding which constitutes a default under any document which is binding on it or any of its Subsidiaries or any of its or its Subsidiaries' assets to an extent or in a manner which is reasonably likely to have a Material Adverse Effect.

17.7     AUTHORISATIONS

         Except for registration of any Security Document under the Companies Act 1985 and the Land Registration Acts 1925-1986, all authorisations required by it in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, the Finance Documents have been obtained or effected (as appropriate) and are in full force and effect.

17.8     FINANCIAL STATEMENTS

         Its audited consolidated financial statements most recently delivered to the Lender (which, at the date of this Agreement, are the Original Financial Statements):

         (a) have been prepared in accordance with accounting principles and practices generally accepted in its jurisdiction of incorporation, consistently applied; and

         (b) fairly represent its consolidated financial condition as at the date to which they were drawn up,

         except, in each case, as disclosed to the contrary in those financial statements.

17.9     NO MATERIAL ADVERSE CHANGE

         In the case of the Company only, as at the date of this Agreement, there has been no material adverse change in the consolidated financial condition of the Company since the date to which the Original Financial Statements were drawn up.

17.10    LITIGATION

         No litigation, arbitration or administrative proceedings are current or, to its knowledge, pending or threatened.

17.11    INFORMATION

(a) All information supplied by it to the Lender in connection with the Finance Documents is true and accurate in all material respects as at its date or (if appropriate) as at the date (if any) at which it is stated to be given; and

(b) it has not omitted to supply any information which, if disclosed, might make the information supplied untrue or misleading in any material respect.

17.12    TIMES FOR MAKING REPRESENTATIONS

(a) The representations set out in this Clause are made by the Company on the date of this Agreement.

(b) Each representation is deemed to be repeated by the Company on the date of each Request and the first day of each Term.

(c) When a representation is repeated, it is applied to the circumstances existing at the time of repetition.

18.      INFORMATION COVENANTS

18.1     FINANCIAL STATEMENTS

(a) The Company must supply or procure such supply (as the case may be) to the Lender:

         (i) the audited consolidated financial statements of the Parent for each of its financial years;

         (ii) its management financial statements for the three months period of each of its financial years; and

         (iii) its management financial statements for each month of its financial years.

(b) All financial statements must be supplied as soon as they are available and:

         (i) in the case of the Parent's audited consolidated financial statements, within 120 days; and

         (ii) in the case of the Company's management financial statements, within 30 days.

         of the end of the relevant financial period.

18.2     COMPLIANCE CERTIFICATE

(a) A "COMPLIANCE CERTIFICATE" is a certificate in a form and substance satisfactory to the Lender setting out, among other things, calculations of the financial covenants.

(b) The Company must procure that the Parent supplies to the Lender a Compliance Certificate with each set of its financial statements sent to the Lender in accordance with Clause 18.1 (a)(i) and (ii).

(c) A Compliance Certificate must be signed by two authorised signatories of the Parent and, in the case of a Compliance Certificate supplied with its annual audited consolidated financial statements, its auditors.

18.3     FORM OF FINANCIAL STATEMENTS

(a) The Company must ensure that each set of financial statements supplied under this Agreement gives (if audited) a true and fair view of, or (if unaudited) fairly represents, the financial condition (consolidated or otherwise) of the Group as at the date to which those financial statements were drawn up.

(b) The Company must notify or procure that the Parent notifies the Lender of any change to the basis on which its audited consolidated financial statements are prepared.

(c)      If requested by the Lender, the Company must supply to the Lender:

         (i) a full description of any change notified under paragraph (b) above; and

         (ii) sufficient information to enable it to make a proper comparison between the financial position shown by the set of financial statements prepared on the changed basis and its most recent audited consolidated financial statements delivered to Lender under this Agreement.

(d) If requested by the Lender, the Company must enter into discussions for a period of not more than 30 days with a view to agreeing any amendments required to be made to this Agreement to place the Company and the Lender in the same position as they would have been in if the change had not happened.

18.4     INFORMATION - MISCELLANEOUS

         The Company must supply to the Lender:

         (a) copies of all documents despatched by the Company to its shareholders (or any class of them) or its creditors generally at the same time as they are despatched;

         (b) promptly upon becoming aware of them, details of any litigation, arbitration or administrative proceedings which are current, threatened or pending and which might, if adversely determined, have a Material Adverse Effect;

         (c) promptly on request, such further information regarding the financial condition and operations of the Group as the Lender may reasonably request.

         (d) promptly on request, annual budgets and projections for the Group in a format acceptable to the Lender including forward testing of the Financial Covenants set out in Clause 19.

18.5     NOTIFICATION OF DEFAULT

(a) The Company must notify the Lender of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence.

(b) Promptly on request by the Lender, the Company must supply to the Lender a certificate, signed by two of its authorised signatories on its behalf, certifying that no Default is outstanding or, if a Default is outstanding, specifying the Default and the steps, if any, being taken to remedy it.

18.6     YEAR END

         The Company must not change its financial year end with the prior written consent of the Lender such consent not to be unreasonably withheld.

19.      FINANCIAL COVENANTS

19.1     DEFINITIONS

         In this Clause:

         "CAPITAL EXPENDITURE"

         means for a Measurement Period any amount paid to acquire tangible fixed assets where such expenditure is capitalised on the balance sheet of the Group excluding:-

         (a)      rental payments in respect of finance leases;

         (b)      fixed assets acquired through the acquisition of a business;
                  and

         (c) maintenance payments which are charged to the profit and loss account.

         "NET CAPITAL EXPENDITURE"

         means Capital Expenditure less asset disposal proceeds (including for the avoidance of doubt proceeds from any sale and lease back).

         "CONSOLIDATED EBITA"

         means the profit/loss of the Group on ordinary activities before tax and after exceptional items for a Measurement Period but after adding back:-

         (a) Consolidated Interest Payable (net of capitalised interest and dividends on redeemable shares);

         (b)      interest payable by associates and joint ventures;

         (c) the Group's share of operating losses arising in associates and joint ventures;

         (d)      amortisation of goodwill and intangibles;

         (e)      exceptional losses charged below operating profit;

         (f) the Group's share of exceptional losses arising in associates and joint ventures not already included in above,

         (g) interest on any such obligations in respect of any loan to the Parent or any other member of the Group which is subordinated to amounts owing under the Facility;

         and after deducting:-

         (h)      interest receivable and other similar income;

         (i)      income from fixed asset investments;

         (j)      interest receivable by associates and joint ventures;

         (k) the Group's share of operating profits arising in associates and joint ventures;

         (l)      exceptional gains credited below operating profit; and

         (m) the Group's share of exceptional gains arising in associates and joint ventures not already included above;

         "CONSOLIDATED EBITDA"

         means, for a Measurement Period, Consolidated EBITA but after adding back depreciation.

         "CONSOLIDATED EBITAR"

         means EBITA plus Rental Paid less rental received,

         "CONSOLIDATED GROSS BORROWINGS"

         means at any time the aggregate of all obligations of the Group for the repayment of money, whether present or future, actual or contingent incurred in respect of:-

         (a)      money borrowed from all sources;

         (b) any bonds, notes, loan stock, debentures or similar instruments;

         (c)      acceptance credits, bills of exchange or documentary credits;

         (d) shares issued on the basis that they are or may become redeemable (at redemption value);

         (e)      gross obligations under finance leases;

         (f)      the factoring of debts;

         (g) guarantees, indemnities or other assurances against financial loss; and

         (h) amounts raised or obligations incurred in respect of any other transaction which has the commercial effect of borrowing.

         but excluding:

         (i)      any such obligations between Members of the Group;

         (ii) any such obligations in respect of any loan to the Parent or any other Member of the Group which is subordinated to amounts owing under the Facility; and

         (iii)    any such obligations in respect of Stocking Finance.

         "CONSOLIDATED INTEREST AND RENTAL PAYABLE"

         means, for a Measurement Period, Consolidated Interest Payable plus Rental Paid and due to be paid by the Group during a Measurement Period.

         "CONSOLIDATED NET BORROWINGS"

         means at any time Consolidated Gross Borrowings less consolidated cash at bank and in hand.

         "CONSOLIDATED INTEREST PAYABLE"

         means the aggregate of all interest, commission, fees and charges paid and due to be paid by the Group in respect of its Consolidated Gross Borrowings during a Measurement Period.

         "CONSOLIDATED NET INTEREST PAYABLE"

         means Consolidated Interest Payable less the aggregate of consolidated interest received by the Group on cash at bank and in hand.

         "CONSOLIDATED NET WORTH"

         means Consolidated Shareholder's Funds plus the amount outstanding of any loan to the Parent or any other Member of the Group other than from a Member of the Group which is subordinated to amounts owing under the Facility.

         "CONSOLIDATED SHAREHOLDER'S FUNDS"

         means at any time the aggregate of:

         (a) the amount paid up or credited as paid up on the issued share capital of the Parent; and

         (b) the amount standing to the credit of the consolidated capital and revenue reserves of the Group;

         based on the latest published audited consolidated balance sheet of the Company (the "LATEST BALANCE SHEET") but adjusted by:

         (i) adding any amount standing to the credit of the profit and loss account of the Group for the period ending on the date of the latest balance sheet to the extent not included in sub-paragraph (b) above;

         (ii) deducting any dividend or other distribution declared, recommended or made by any Member of the Group, other than to another Member of the Group;

         (iii) deducting any amount standing to the debit of the profit and loss account of the Group for the period ending on the date of the latest balance sheet;

         (iv) reflecting any variation in the amount of the issued share capital of the Parent and the consolidated capital and revenue reserves of the Group after the date of the latest balance sheet;

         (v) reflecting any variation in the interest of the Parent in any other Member of the Group since the date of the latest balance sheet;

         (vi)     excluding any amount attributable to deferred taxation;

         (vii)    excluding any amount attributable to minority interests;

         (viii) adding back the amount of any goodwill or other intangible asset that has been amortised through the consolidated profit and loss account of the Parent since the date of the Original Financial Statements; and

         (ix) including for the avoidance of doubt any amount attributable to goodwill or any other intangible asset.

         "DIVIDENDS"

         means for a Measurement Period all dividends on the Parents's:-

         (a)      ordinary share capital; and

         (b) preference share capital (other than redeemable preference shares).

         "MEASUREMENT PERIOD"

         means a period of 12 months ending on the last day of a financial quarter of the Parent.

         "RENTAL PAID"

         means rental paid on operating leases with an expiry date in excess of 5 years at the date of measurement.

         "STOCKING INTEREST"

         means interest charged on funding provided for vehicle stock, comprising used demonstrators and consignment vehicles.

19.2     INTERPRETATION

         (a) Except as provided to the contrary in this Agreement, an accounting term used in this Clause is to be construed in accordance with the principles applied in connection with the Original Financial Statements.

         (b) No item must be credited or deducted more than once in any calculation under this Clause.

19.3     CONSOLIDATED NET WORTH

         The Company must ensure that Consolidated Net Worth is not, at any time during the period set out in Column 1 below, less than the amount set out in Column 2 below opposite such period:



             COLUMN 1                                                  COLUMN 2
             --------                                                  --------
From 31 December 2002 to 30 December 2003                        Pound Sterling97,500,000

31 December 2003 to 29 June 2005                                 Pound Sterling107,000,000

Thereafter                                                       Pound Sterling120,000,000


19.4     GEARING

         The Company must ensure that Consolidated Net Borrowings do not, at any time during the period set out in Column 1 below, exceed the percentage of Consolidated Shareholder's Funds set out in Column 2 below opposite such period:





               COLUMN 1                                                           COLUMN 2
               --------                                                           --------
From 31 December 2002 to 30 March 2003                                              60%

From 31 March 2003 to 29 September 2003                                             70%

From 30 September 2003 to 30 December 2003                                          85%

From 31 December 2003 to 29 June 2004                                               80%

From 30 June 2004 to 30 December 2004                                               70%

31 December 2004 to 30 March 2005                                                   65%

Thereafter                                                                          50%



19.5     INTEREST COVER

         The Company must ensure that the ratio of Consolidated EBITA to Consolidated Net Interest Payable is not, at the end of each Measurement Period, less than 3.4:1 to the period ending 30 March 2004 and then 3.65:1 thereafter.

19.7     CAPITAL EXPENDITURE

         The Company must ensure that at the end of each Measurement Period set out in Column 1 below Net Capital Expenditure for that Measurement Period does not exceed the figure set out in Column 2 below opposite such period: (excluding Capital Expenditure funded by UAG International Holdings Inc mentioned below)





            COLUMN 1                                               COLUMN 2
            --------                                               --------
31 March 2003 until 29 September 2003                      Pound Sterling15,000,000

30 September 2003 until 30 March 2004                      Pound Sterling25,000,000

31 March 2004 until 29 June 2004                           Pound Sterling20,000,000



            COLUMN 1                                               COLUMN 2
            --------                                               --------
30 June 2004 until 29 September 2004                       15,000,000

Thereafter                                                 Pound Sterling11,000,000





         For each Measurement Period until that ending on 30 March 2004 the Company may incur additional Capital Expenditure of Pound Sterling10,000,000 provided that and to the extent that either:

         (a) UAG International Holdings Inc has granted loans to the Parent in excess of Pound Sterling37,000,000; or

         (b) UAG International Holdings Inc grants to the Company a loan or loans.

19.8     CONSOLIDATED NET BORROWINGS TO CONSOLIDATED EBITDA LESS STOCKING
         INTEREST

         The Company must ensure that the ratio of Consolidated Net Borrowings to Consolidated EBITDA less Stocking Interest does not, for each Measurement Period ending on the date set out in Column 1 below exceed the ratio set out in Column 2 below opposite such period:



                        COLUMN 1                                                  COLUMN 2
                        --------                                                  --------

                      31 March 2003                                                2.0:1

                      30 June 2003                                                 2.0:1

                    30 September 2003                                              2.25:1

                    31 December 2003                                               2.0:1

                      31 March 2004                                                2.0:1

                      30 June 2004                                                 1.6:1

                    30 September 2004                                              1.6:1

                    31 December 2004                                               1.5:1

                       Thereafter                                                  1.5:1



19.9     FIXED CHARGE

         The Company must ensure that the ratio of Consolidated EBITAR to Consolidated Net Interest and Rental Payable is not, at the end of each Measurement Period less than 1.95:1 to the period ending 30 March 2004, thereafter 2.05:1.

20.      GENERAL COVENANTS

20.1     GENERAL

         The Company agrees to be bound by the covenants set out in this Clause relating to it and, where the covenant is expressed to apply to each Member of the Group, the Company must ensure that each of its Subsidiaries performs that covenant.

20.2     AUTHORISATIONS

         The Company must promptly obtain, maintain and comply with the terms of any authorisation required under any law or regulation to enable it to perform its obligations under, or for the validity or enforceability of, any Finance Document.

20.3     COMPLIANCE WITH LAWS

         Each Member of the Group must comply in all respects with all laws to which it is subject where failure to do so is reasonably likely to have a Material Adverse Effect.

20.4     PARI PASSU RANKING

         The Company must ensure that its payment obligations under the Finance Documents rank at least pari passu with all its other present and future unsecured payment obligations, except for obligations mandatorily preferred by law applying to companies generally.

20.5     NEGATIVE PLEDGE

(a) Except as provided below the Company shall not and shall procure that no Subsidiary shall create or allow to exist any Security Interest on any of its assets.

(b)      Paragraph (a) does not apply to:

         (i)      any Security Interest created under any Finance Document;

         (ii) any right of set-off or lien, in each case arising by operation of law;

         (iii) any retention of title to goods supplied to a Member of the Group in the ordinary course of its trading activities;

         (iv) any right of set-off over credit balances on bank accounts of any Member of the Group created in order to facilitate the operation of those bank accounts and other bank accounts of other Members of the Group arising in the ordinary course of the banking arrangements of the Group;

         (v) any agreement entered into by a Member of the Group in the ordinary course of its trading activities to sell or otherwise dispose of any asset on terms whereby that asset is or may be leased to or re-acquired or acquired by any Member of the Group;

         (vi) any Security Interest over an asset of a company which becomes a Subsidiary of the Company (other than by reason of its incorporation) after the date of this Agreement, being an Security Interest which is in existence at the time at which that company becomes such a Subsidiary but only if (i) that Security Interest was not created in contemplation of that company becoming such a Subsidiary, (ii) the principal amount secured by that Security Interest has not been and shall not be increased and (iii) that Security Interest is discharged within 6 months of the date on which that company became such a Subsidiary;

         (vii) any Security Interest over an asset acquired by a Member of the Group after the date of this Agreement and subject to which that asset is acquired but only if (i) that Security Interest was not created in contemplation of its acquisition by that company, (ii) the amount secured by that Security Interest has not been increased in contemplation of, or since the date of, its acquisition by that company and (iii) that the Security Interest is discharged within 6 months of the date of its acquisition by that company; and

         (viii) any Security Interest notified to the Lender in writing prior to the date of this Agreement except to the extent the principal amount secured by that Security Interest exceeds the amount stated in that notification.

20.6     DISPOSALS

(a) Except as provided below, no Member of the Group may, either in a single transaction or in a series of transactions and whether related or not, dispose of all or any part of its assets.

(b)      Paragraph (a) does not apply to any disposal:

         (i)      in the ordinary course of its trading activities;

         (ii) where the proceeds of the disposal are used within 3 months of that disposal for the purchase of an asset to replace directly the asset which was the subject of that disposal (including for the avoidance of doubt any sale and leaseback of such asset) disposed;

         (iii) a disposal of an asset which is obsolete for the purpose for which such an asset is normally utilised; or

         (iv) where the net proceeds of any disposal are used to reduce or repay the Facility;

         (v)      a disposal with the prior written consent of the Lender; and

         (vi) a disposal on arm's length terms where the aggregate value of the assets the subject of a disposal by a Member of the Group other than in accordance with paragraphs (i) to (iii) above in any Financial Year of the Company does not exceed Pound Sterling250,000 (for the purposes of this paragraph, the value of any asset shall be the greater of its book value and the consideration received for it).

20.7     FINANCIAL INDEBTEDNESS

(a) Except as provided below, no Member of the Group may incur any Financial Indebtedness.

(b)      Paragraph (a) does not apply to:

         (i) Financial Indebtedness owed to the Lender including, without limitation, Financial Indebtedness under any Finance Document;

         (ii) Financial Indebtedness existing at the date of this Agreement between Members of the Group;

         (iii) any Financial Indebtedness of any person acquired by a Member of the Group which is incurred under arrangements in existence at the date of acquisition, but only for a period of 6 months from the date of acquisition; or any derivative transaction protecting against or benefiting from fluctuations in any rate or price entered into in the ordinary course of business; and

         (iv) Financial Indebtedness existing at the date of this Agreement and notified to the Lender in writing prior to the date of this Agreement;

20.8     CHANGE OF BUSINESS

         The Company must ensure that no substantial change is made to the general nature of the business of the Company or the Group from that carried on at the date of this Agreement.

20.9     MERGERS

         The Company may not enter into any amalgamation, demerger, merger or reconstruction otherwise than under an intra-Group re-organisation on a solvent basis or other transaction agreed by the Lender.

20.10    ACQUISITIONS

(a) Except as provided below, the Company may not and none of its Subsidiaries may make any acquisition or investment.

(b)      Paragraph (a) does not apply to :

         (i) acquisitions or investments made in the ordinary course of trade;

         (ii) acquisitions or investments up to an amount of Pound Sterling5,000,000 (including any Capital Expenditure covered by a loan granted by UAG International Holdings Inc under Clause 19.7); and

         (iii) acquisitions or investments with the prior consent of the Lender such consent not to be unreasonably withheld or delayed. Any request for consent to include projections including forward testing of the Financial Covenants set out in Clause 19.

(c) If an acquisition is made pursuant to paragraph (b) above, the Company shall procure that promptly on such acquisition:

                  (A) if the acquisition is of a business, the business and assets of the business become subject to an existing Security Document; or

                  (B) if the acquisition is of shares comprising more than 50 per cent. of the issued share capital of a company, subject to any legal prohibition or limitation on the giving of any such guarantee and debenture (or its equivalent under relevant law), that company executes a guarantee and a debenture, being in each case a Security Document, (or the equivalent documents (in a form approved by the Lender) under the laws of the jurisdiction of that company's incorporation) and delivers the same to the Lender together with, in the latter case, a legal opinion (in a form and content satisfactory to the Lender) from lawyers appointed by the Lender;

(d) In the event that a Member of the Group makes any share acquisition then the Company shall procure that United Auto Group UK Limited executes a guarantee and a debenture, being in each case a Security Document, in form and substance satisfactory to the Lender and that United Auto Group UK Limited complies in all respects with sections 151 to 158 inclusive of the Companies Act 1985.

20.11    LOANS

(a) Except as provided below, the Company may not and none of its Subsidiaries may make any loan or grant credit to or for the benefit of any person.

(b)      Paragraph (a) does not apply to:

         (i) amounts of credit allowed by any Member of the Group in the normal course of its trading activities;

         (ii) loans made by any Member of the Group to another Member of the Group; or

         (iii) loans made by a Member of the Group to its employees where such loans do not, when aggregated with all such loans made by all Members of the Group, exceed Pound Sterling300,000 at any time.

20.12    DIVIDENDS

         The Company may not make, pay or declare any dividend in respect of its financial year ended 31 December 2002. Dividends in respect of any future financial years may not be made without the prior consent of the Lender (not to be unreasonably withheld or delayed if the Financial Covenants set out in Clause 19 of this Agreement have been complied with).

20.13    MATERIAL SUBSIDIARIES

         The Company procures that any Member of the Group that becomes a Material Subsidiary shall within 30 days of becoming a Material Subsidiary execute, subject to, and to the extent permitted under, all applicable laws, any additional Security Documents the Lender may require, in a form and content satisfactory to the Lender.

20.14    INSURANCE

         Each Member of the Group must insure its business and assets with insurance companies to such an extent and against such risks as companies engaged in a similar business normally insure.

20.15    UAG INTERNATIONAL HOLDINGS INC LOAN


         The Parent may not without the prior written consent of the Lender (such consent not to be unreasonably withheld or delayed if the Financial Covenants set out in Clause 19 of this Agreement have been complied with), repay any loan granted to it by UAG International Holdings Inc. (including any loan granted under Clause 19.7) unless all amounts due under the Facility have been repaid and the Facility has been cancelled.

20.16    COMPLIANCE WITH SECTION 151 OF THE COMPANIES ACT 1985

         Each Member of the Group shall comply in all respects with sections 151 to 158 inclusive of the Companies Act 1985, including in relation to the execution of the Security Documents and the payment of amounts due under this Agreement.

20.17    RELEASE OR INVESTIGATION OF SECURITY INTERESTS

         The Company shall:

         (a) procure that deeds of release and/or Forms 403a are provided to the Lender within 60 days of the date of this Agreement in respect of the Security Interests listed in Part A of Schedule 5; and

         (b)      investigate the Security Interests listed in Part B of
                  Schedule 5 and report to the Lender within 60 days of the date of this Agreement and following such report within a further 30 days the Company shall procure that either:

                  (aa) the Security Interests are released and Form 403a's are provided to the Lender; or

                  (bb) deeds of priority in a form and substance satisfactory to the Lender are entered into between the beneficiary of the relevant Security Interest, the Company, the Lender and any other relevant party.

21.      DEFAULT

21.1     EVENTS OF DEFAULT

Each of the events set out in this Clause is an Event of Default.

21.2     NON-PAYMENT

         The Company does not pay on the due date any amount payable by it under the Finance Documents in the manner required under the Finance Documents, unless the non-payment:

         (a)      is caused by technical or administrative error; and

         (b)      is remedied within three Business Days of the due date.

21.3     BREACH OF OTHER OBLIGATIONS

         (a) The Company does not comply with any term of Clause 18 (General covenants) or Clause 16 (Financial covenants); or the Company does not comply with any other term of the Finance Documents not already referred to in this Clause.

21.4     MISREPRESENTATION

         A representation made or repeated by the Company in any Finance Document or in any document delivered by or on behalf of the Company under any Finance Document is incorrect in any material respect when made or deemed to be repeated.

21.5     CROSS-DEFAULT

         Any of the following occurs in respect of the Company or any of its
         Subsidiaries:

         (a) any of its Financial Indebtedness is not paid when due (after the expiry of any originally applicable grace period);

         (b)      any of its Financial Indebtedness:

                  (i)      becomes prematurely due and payable;

                  (ii)     is placed on demand; or

         (c) is capable of being declared by a creditor to be prematurely due and payable or being placed on demand,

         in each case, as a result of an event of default (howsoever described); or

         (d) any commitment for its Financial Indebtedness is cancelled or suspended as a result of an event of default (howsoever described),

         unless the aggregate amount of Financial Indebtedness falling within paragraphs (a)-(c) above is less than Pound Sterling250,000 or its equivalent.

21.6     INSOLVENCY

         Any of the following occurs in respect of a Member of the Group:

         (a) it is, or is deemed for the purposes of any law to be, unable to pay its debts as they fall due or insolvent;

         (b)      it admits its inability to pay its debts as they fall due;

         (c) it suspends making payments on any of its debts or announces an intention to do so;

         (d) by reason of actual or anticipated financial difficulties, it begins negotiations with any creditor for the rescheduling of any of its indebtedness; or

         (e) a moratorium is declared in respect of any of its indebtedness.

21.7     INSOLVENCY PROCEEDINGS

         (a) Except as provided below, any of the following occurs in respect of a Member of the Group:

                  (i) any step is taken with a view to a composition, assignment or similar arrangement with any of its creditors;

                  (ii) a meeting of it is convened for the purpose of considering any resolution for (or to petition for) its winding-up, administration or dissolution or any such resolution is passed;

                  (iii) any person presents a petition for its winding-up, administration or dissolution;

                  (iv) an order for its winding-up, administration or dissolution is made;

                  (v) any liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or similar officer is appointed in respect of it or any of its assets;

                  (vi) its directors or other officers request the appointment of a liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or similar officer; or

                  (vii) any other analogous step or procedure is taken in any jurisdiction.

21.8     CREDITORS' PROCESS

         Any attachment, sequestration, distress, execution or analogous event affects any asset(s) of a Member of the Group having a value of at least Pound Sterling150,000 and such process is not discharged within 14 days.

21.9     CESSATION OF BUSINESS

         A Member of the Group ceases, or threatens to cease, to carry on business except:

         (a)      as a result of any disposal allowed under this Agreement.

21.10    EFFECTIVENESS OF FINANCE DOCUMENTS

         (a) It is or becomes unlawful for the Company or any other Member of the Group to perform any of its obligations under the Finance Documents.

         (b) Any Finance Document is not effective or is alleged by the Company or any other Member of the Group to be ineffective for any reason.

         (c) The Company or any other Member of the Group repudiates a Finance Document or evidences an intention to repudiate a Finance Document.

21.11    FRANCHISE AGREEMENTS

         A breach occurs under any a Material Franchising Agreement which has a Material Adverse Effect.

21.12    MATERIAL ADVERSE CHANGE

         Any event or series of events occurs which, in the opinion of the Lender, would have a Material Adverse Effect.

21.13    ACCELERATION

         If an Event of Default is outstanding, the Lender may, by notice to the
         Company:

         (a)      cancel the Commitment; and/or

         (b) declare that all or part of any amounts outstanding under the Finance Documents are:

                  (i)      immediately due and payable; and/or

                  (ii)     payable on demand by the Lender.

         Any notice given under this Subclause will take effect in accordance with its terms.

22.      EVIDENCE AND CALCULATIONS

22.1     ACCOUNTS

         Accounts maintained by the Lender in connection with this Agreement are prima facie evidence of the matters to which they relate for the purpose of any litigation or arbitration proceedings.

22.2     CERTIFICATES AND DETERMINATIONS

         Any certification or determination by the Lender of a rate or amount under the Finance Documents will be, in the absence of manifest error, conclusive evidence of the matters to which it relates.

22.3     CALCULATIONS

         Any interest or fee accruing under this Agreement accrues from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 or 365 days or otherwise, depending on what the Lender determines is market practice.

23.      FEES

23.1     FRONT-END FEE

         The Company must pay to the Lender on the date of this Agreement a front-end fee of Pound Sterling270,000.00.

23.2     COMMITMENT FEE

         (a) The Company must pay to the Lender a commitment fee computed at the rate of 0.35 per cent. per annum on the undrawn, uncancelled amount of the Commitment.

         (b) Accrued commitment fee is payable quarterly in arrear. Accrued commitment fee is also payable to the Lender on the date that the Commitment is cancelled in full.

24.      INDEMNITIES AND BREAK COSTS

24.1     INDEMNITIES

         (a) The Company must indemnify the Lender against any loss or liability which the Lender incurs as a consequence of:

                  (i)      the occurrence of any Event of Default;

                  (ii) any failure by the Company to pay any amount due under a Finance Document on its due date;

                  (iii) (other than by reason of negligence or default by the Lender) a Loan not being made after a Request has been delivered for that Loan;

                  (iv) a Loan (or part of a Loan) not being prepaid in accordance with a notice of prepayment;

                  (v) investigating any event which the Lender reasonably believes to be a Default; or

                  (vi) acting or relying on any notice which the Lender reasonably believes to be genuine, correct and appropriately authorised.

         (b) The Company's liability in each case includes any loss or expense on account of funds borrowed, contracted for or utilised to fund any amount payable under any Finance Document, any amount repaid or prepaid or any Loan.

24.2     BREAK COSTS

         (a)      The Company must pay to the Lender its Break Costs.

         (b) Break Costs are the amount (if any) determined by the Lender by which:

                  (i) the interest which the Lender would have received for the period from the date of receipt of any part of its share in a Loan or an overdue amount to the last day of the applicable Term for that Loan or overdue amount if the principal or overdue amount received had been paid on the last day of that Term;

         exceeds

                  (ii) the amount which the Lender would be able to obtain by placing an amount equal to the amount received by it on deposit with a leading bank in the appropriate interbank market for a period starting on the Business Day following receipt and ending on the last day of the applicable Term.

         (c) The Lender must supply to the Company details of the amount of any Break Costs claimed by it under this Subclause.

25.      EXPENSES

25.1     INITIAL COSTS

         Each party to this Agreement shall be responsible for the amount of all costs and expenses (including legal fees) reasonably incurred by it in connection with the negotiation, preparation, printing and execution of the Finance Documents.

25.2     SUBSEQUENT COSTS

         The Company must pay to the Lender the amount of all costs and expenses (including legal fees) reasonably incurred by it in connection with:

         (a) the negotiation, preparation, printing and execution of any Finance Document executed after the date of this Agreement;

         (b) any amendment, waiver or consent requested by or on behalf of the Company or specifically allowed by this Agreement; and

         (c) the taking and preparation of any additional Security Document required by the Lender under this Agreement.

25.3     ENFORCEMENT COSTS

         The Company must pay to the Lender the amount of all reasonable costs and expenses (including legal fees) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

26.      AMENDMENTS AND WAIVERS

26.1     CHANGE OF CURRENCY

         If a change in any currency of a country occurs (including where there is more than one currency or currency unit recognised at the same time as the lawful currency of a country), the Finance Documents will be amended to the extent the Lender (acting reasonably and after consultation with the Company) determines is necessary to reflect the change.

26.2     WAIVERS AND REMEDIES CUMULATIVE

         The rights of the Lender under the Finance Documents:

         (a)      may be exercised as often as necessary;

         (b) are cumulative and not exclusive of its rights under the general law; and

         (c)      may be waived only in writing and specifically.

         Delay in exercising or non-exercise of any right is not a waiver of that right.

27.      CHANGES TO THE PARTIES

27.1     ASSIGNMENTS AND TRANSFERS BY THE COMPANY

         The Company may not assign or transfer any of its rights and obligations under the Finance Documents without the prior consent of the Lender.

27.2     ASSIGNMENTS AND TRANSFERS BY THE LENDER

         (a) The Lender may at any time assign or transfer (including by way of novation) any of its rights and obligations under this Agreement to another bank or financial institution (the "NEW LENDER").

         (b) A transfer of obligations will be effective only if the New Lender confirms to the Company in form and substance satisfactory to the Company that it is bound by the terms of this Agreement as the Lender. On the transfer becoming effective in this manner the Lender will be released from its obligations under this Agreement to the extent that they are transferred to the New Lender.

28.      DISCLOSURE OF INFORMATION

         (a) The Lender must keep confidential any information supplied to it by or on behalf of the Company in connection with the Finance Documents. However, the Lender is entitled to disclose information:

                  (i) which is publicly available, other than as a result of a breach by the Lender of this Clause;

                  (ii) in connection with any legal or arbitration proceedings;

                  (iii)    if required to do so under any law or regulation;

                  (iv) to a governmental, banking, taxation or other regulatory authority;

                  (v)      to its professional advisers;

                  (vi)     to the extent allowed under paragraph (b) below; or

                  (vii)    with the agreement of the Company.

         (b) The Lender may disclose to an Affiliate or any person with whom it may enter, or has entered into, any kind of transfer, participation or other agreement in relation to this Agreement (a "PARTICIPANT"):

                  (i)      a copy of any Finance Document; and

                  (ii) any information which the Lender has acquired under or in connection with any Finance Document.

         However, before a participant may receive any confidential information, it must agree with the Lender to keep that information confidential on the terms of paragraph (a) above.

         This Clause supersedes any previous confidentiality undertaking given by the Lender in connection with this Agreement.

29.      SET-OFF

         The Lender may set off any matured obligation owed to it by the Company under the Finance Documents (to the extent beneficially owned by the Lender) against any obligation (whether or not matured) owed by the Lender to the Company, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Lender may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

30.      SEVERABILITY

         If a term of a Finance Document is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

         (a) the legality, validity or enforceability in that jurisdiction of any other term of the Finance Documents; or

         (b) the legality, validity or enforceability in other jurisdictions of that or any other term of the Finance Documents.

31.      NOTICES

31.1     IN WRITING

         (a) Any communication in connection with a Finance Document must be in writing and, unless otherwise stated, may be given in person, by post or fax.

         (b) Unless it is agreed to the contrary, any consent or agreement required under a Finance Document must be given in writing.

31.2     CONTACT DETAILS

         (a)      The contact details of the Company for this purpose are:

         Address:        Sytner Group Limited,
                         Woodcote House,
                         Harcourt Way,
                         Meridian Business Park,
                         Leicester
                         LE19 1WE

         Fax number:     01162 893232

         Attention:      Mark Morris

         (b)      The contact details of the Lender for this purpose are:

         Address:          Corporate & Institutional Banking,
                           2nd Floor, 79-83 Colmore Row,
                           Birmingham,
                           B3 2AP

         Fax number:       0121 236 1658

         Attention:        Andrew Baker.

         (c) The Company or the Lender may change their contact details by giving five Business Days' notice to the other Party.

         (d) Where a Party nominates a particular department or officer to receive a communication, a communication will not be effective if it fails to specify that department or officer.

31.3     EFFECTIVENESS

         (a) Except as provided below, any communication in connection with a Finance Document will be deemed to be given as follows:

                  (i)      if delivered in person, at the time of delivery;

                  (ii) if posted, five days after being deposited in the post, postage prepaid, in a correctly addressed envelope;

                  (iii)    if by fax, when received in legible form.

         (b) A communication given under paragraph (a) above but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

         (c) A communication to the Lender will only be effective on actual receipt by it.

32.      LANGUAGE

         (a) Any notice given in connection with a Finance Document must be in English.

         (b) Any other document provided in connection with a Finance Document must be:

                  (i)      in English; or

                  (ii) (unless the Lender otherwise agrees) accompanied by a certified English translation. In this case, the English translation prevails unless the document is a statutory or other official document.

33.      GOVERNING LAW

         This Agreement is governed by English law.

34.      ENFORCEMENT

34.1     JURISDICTION

         (a) The English courts have exclusive jurisdiction to settle any dispute in connection with any Finance Document.

         (b) The English courts are the most appropriate and convenient courts to settle any such dispute.

         (c) This Clause is for the benefit of the Lender only. To the extent allowed by law, the Lender may take:

                  (i)      proceedings in any other court; and

                  (ii)     concurrent proceedings in any number of
                           jurisdictions.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

                                   SCHEDULE 1

                         CONDITIONS PRECEDENT DOCUMENTS



COMPANY

1. A certified copy of the certificate of incorporation (and any relative certificate of incorporation on change of name) of the Company and each of the companies detailed in Schedule 4 which is to grant a Security Document.

2. A certified copy the memorandum and articles of association of the Company and each of the companies detailed in Schedule 4 which is to grant a Security Document.

3. A copy of a resolution of the board of directors or a committee of the board of directors of the Company and each of the companies detailed in
         Schedule 4 which is to grant a Security Document approving the terms of, and the transactions contemplated by, this Agreement and/or the Security Documents to which they are to be a party.

4. A specimen of the signature of each person authorised on behalf of the Company and each of the companies detailed in Schedule 4 which is to grant a Security Document to execute or witness the execution of any Finance Document or to sign or send any document or notice in connection with any Finance Document.

5.       A certificate of an authorised signatory of the Company:

         (a) confirming that utilising the Commitment in full would not breach any limit binding on it; and

         (b) certifying that each copy document specified in this Schedule is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

6. A certified copy of a letter evidencing the loan arrangements entered into between UAG International Holdings Inc. and UAG UK Holdings Limited.

7. Evidence that the Existing Facilities have been, or will be, immediately following drawdown under the Facilities, repaid and cancelled in full.

8.       Certified copies of special resolutions of the following companies:

                  o        the Parent amending its memorandum of association;

                  o the Company amending its memorandum and articles of association;

                  o Ron Stratton & Co Limited amending its articles of association;

                  o W A Hatfield Limited amending its memorandum and articles of association;

                  o United Auto Group UK Limited amending its articles of association;

                  o Guy Salmon Jaguar Limited amending its articles of association;

                  o Guy Salmon Honda Limited amending its articles of association;

                  o Ron Stratton (Knutsford) Limited amending its memorandum and articles of association;

                  o Graypaul Motors Limited amending its articles of association;

                  o Sytner Sheffield Limited amending its articles of association;

                  o Sytner of Leicester Limited amending its articles of association;

                  o Hallamshire Motor Company Limited amending its articles of association;

                  o Prophets Garage Limited amending its memorandum of association;

                  o Sytner Holdings Limited amending its articles of association;

                  o Guy Salmon Highgate Limited amending its articles of association;

                  o Sandridge Limited amending its articles of association;

                  o Hughenden Motor Company Limited amending its articles of association;

                  o Sytner Limited amending its memorandum and articles of association.


9. Evidence that there are no Security Interests subsisting over any Group Company other than Security Interests permitted by Clause 20.5(b), those listed in Part A and Part B of Schedule 5 and the following:

         o Charge over Deposit dated 7 March 2002 granted by the Parent in favour of The Royal Bank of Scotland plc;

         o Floating Charge dated 2 February 1993 granted by Prophets (Gerrard Cross) Limited in favour of BMW Finance (GB) Limited;

         o Floating Charge dated 5 March 2002 granted by United Auto Group UK Limited in favour of Daimlerchrysler Services UK Limited;

         o Floating Charge dated 27 April 2002 granted by United Auto Group UK Limited in favour of Daimlerchrysler Services UK Limited;

         o Deed of Assignment dated 16 March 2001 granted by Sytner Chelsea Limited in favour of BMW Financial Services (GB) Limited;

         o Debenture dated 3 January 1996 granted by Goodman (Leeds) Limited in favour of Volkswagen Financial Services (UK) Limited;

         o Debenture dated 10 November 1997 granted by Graypaul Motors Limited in favour of Lloyds Bowmaker Limited;

         o Debenture dated 22 Debenture 1987 granted by Sytner Sheffield Limited in favour of BMW Finance (GB) Limited;

         o Debenture dated 1 September 1993 granted by Sytner of Leicester Limited in favour of BMW Finance (GB) Limited;

         o Floating Charge dated 31 December 1996 granted by Hallamshire Motor Company Limited in favour of Lombard North Central plc;

         o Debenture dated 18 January 1988 granted by Prophets Garage Limited in favour of BMW Finance (GB) Limited;

         o Floating Charge dated 21 September 1992 granted by Prophets Garage Limited in favour of BMW Finance (GB) Limited;

         o Debenture dated 6 August 1998 granted by Sandridge Limited in favour of Lloyds Bowmaker Limited;

         o Debenture dated 14 September 1989 granted by Hughenden Motor Company Limited in favour of BMW Finance (GB) Limited;

         o Floating Charge dated 26 January 2001 granted by Hughenden Motor Company Limited in favour of BMW Finance (GB) Limited;

         o Debenture dated 11 November 1988 granted by Sytner Limited in favour of BMW Finance (GB) Limited;

         o General Charge dated 16 August 1993 granted by Sytner Limited in favour of BMW Finance (GB) Limited.

SECURITY DOCUMENTS

The Security Documents listed in Schedule 4 (Required Security) each duly executed by the parties to it together with, in each case, all documents deliverable with them..



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                                       46



                                   SCHEDULE 2

                        CALCULATION OF THE MANDATORY COST

1.       GENERAL

         The Mandatory Cost is the rate for the Lender calculated below by the Lender on the first day of a Term in accordance with the following formula:

         AB + C(B - D) + E x 0.01
         ------------------------ percent. per annum
              100 - (A + C)

         where on the day of application of the formula:

         A is the percentage of the Lender's eligible liabilities (in excess of any stated minimum) which the Bank of England requires it to hold on a non-interest-bearing deposit account in accordance with its cash ratio requirements;

         B        is LIBOR for that Term;

         C is the percentage of the Lender's eligible liabilities which the Bank of England requires it to place as a special deposit;

         D is the interest rate per annum allowed by the Bank of England on a special deposit; and

         E is the charge payable by the Lender to the Financial Services Authority under the fees regulations (but, for this purpose, ignoring any minimum fee required under the fees regulations) and expressed in pounds per L1 million of the fee base of the Lender.

(b)      For the purposes of this paragraph 2:

         (i) "ELIGIBLE LIABILITIES" and "SPECIAL DEPOSIT" have the meanings given to them at the time of application of the formula by the Bank of England;

         (ii) "FEE BASE" has the meaning given to it in the fees regulations; and

         (iii) "FEES REGULATIONS" means The Financial Services Banking Supervision (Fees) Regulations 2000.

(c)      (i)      In the application of the formulae, A, B, C and D are included as figures and not as percentages, e.g. if A = 0.5% and B =
                  15%, AB is calculated as 0.5 x 15. A negative result obtained by subtracting D from B is taken as zero.

         (ii) Each rate calculated in accordance with a formula is, if necessary, rounded upward to four decimal places.

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                                       47





2.       CHANGES

         The Lender may, after consultation with the Company, notify the Company of any amendment to this Schedule which is required to reflect:

         (a)      any change in law or regulation; or

         (b) any requirement imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any successor authority).

         Any notification will be, in the absence of manifest error, conclusive and binding on all the Parties.

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                                       48



                                   SCHEDULE 3

                                EXISTING SECURITY

         First Legal Charges over the following properties:-

         (a) Tetner Street, North Side of Hollis Croft and Broad Lane, Sheffield given by Sytner Sheffield Ltd.

         (b) Union Road, North West of Union Road and Shelton Street, Nottingham, given by Sytner of Nottingham Ltd.

         (c) Land on North West side of Marsh Road, Bristol (incorporated in Mortgage Debenture) and 127 Westbury Road Bristol, given by Cruickshank Motors Ltd.

         (d) Concord Garage, The Conneries, Loughborough (incorporated in Mortgage Debenture) given by Graypaul Motors Ltd.

         Second Legal Charges over the following property:-

         (e) Freehold and Leasehold premises in Valley Road, Hughenden Valley, High Wycombe, given by Hughenden Motors Ltd.

         Unlimited inter-company cross guarantee between the following companies:

         Sytner Group Limited
         Sytner Limited
         Sytner of Leicester Limited
         Sytner Sheffield Limited
         Hallamshire Motor Company Limited
         Cruickshank Motors Limited
         Graypaul Motors Limited
         Goodman Leeds Limited
         Hyde Car Centre Limited
         Sandridge Limited
         Sytner Finance Limited
         Guy Salmon Jaguar Limited
         Guy Salmon Honda Limited
         WA Hatfield Limited
         Sytner Holdings Limited (formerly Ixion Motor Group Limited) Prophets Garage Limited
         Prophets (Gerrards Cross) Limited
         Sytner Properties Limited
         Yarnolds of Stratford Limited
         Sytner Chelsea Limited
         Hughenden Motor Company Limited

         Mortgage Debentures from the following companies:

         Sytner Group Limited
         Sytner Limited

         Sytner of Leicester Limited
         Sytner Sheffield Limited
         Hallamshire Motor Company Limited
         Cruickshank Motors Limited
         Graypaul Motors Limited
         Goodman Leeds Limited
         Hyde Car Centre Limited
         Sandridge Limited
         Sytner Finance Limited
         Guy Salmon Jaguar Limited
         Guy Salmon Honda Limited
         WA Hatfield Limited
         Sytner Holdings Limited
         Prophets Garage Limited
         Prophets (Gerrards Cross) Limited
         Yarnolds of Stratford Limited
         Guy Salmon Highgate Limited
         Sytner Chelsea Limited
         Hughenden Motor Company Limited


         First fixed charge over the following:

         (a) all sums standing to the credit of the interest bearing blocked deposit account in the name of UAG UK Holdings Limited, sort code 60-80-09, account number 30280486 given by UAG UK Holdings Limited

         (b) all book debts and other debts given by Sytner Limited

                                   SCHEDULE 4

                                REQUIRED SECURITY

1. An unlimited inter-company cross guarantee between the following companies:-

         Ron Stratton & Co Limited

         Ron Stratton (Knutsford) Limited

         United Auto Group UK Limited

         Guy Salmon Honda Limited

2. A guarantee from UAG UK Holdings Limited in respect of liabilities of the Company in a format acceptable to the Lender.

3.       Mortgage Debentures from the following companies

         UAG UK Holdings Limited

         Ron Stratton & Co Limited

         Ron Stratton (Knutsford) Limited

         United Auto Group UK Limited

         Guy Salmon Honda Limited

4. A Subordination Agreement in respect of the loan to UAG UK Holdings Limited from UAG International Holdings Inc in a format acceptable to the Lender.

                                   SCHEDULE 5

         PART A

         SECURITY TO BE RELEASED

         Deeds of release and Forms 403a are to be provided to the Lender (in accordance with Clause 20.17(a)) in respect of the following:

         o Legal Charge dated 3 September 1996 granted by Ron Stratton & Co Limited in favour of Esso Petroleum Limited;

         o Guarantee and Debenture dated 27 February 1998 granted by Ron Stratton & Co Limited in favour of Barclays Bank PLC;

         o Legal Charge dated 7 July 1999 granted by Ron Stratton & Co Limited in favour of Esso Petroleum Limited;

         o Guarantee and Debenture dated 27 February 1998 granted by Ron Stratton (Knutsford) Limited in favour of Barclays Bank PLC;

         o Floating Charge dated 10 November 1997 granted by Graypaul Motors Limited in favour of Lloyds Bowmaker Limited;

         o Debenture dated 14 December 1935 granted by Sytner Sheffield Limited in favour of CM Walker;

         o Legal Charge dated 14 December 1994 granted by Sytner Holdings Limited in favour of The Governor and Company of the Bank of Scotland;

         o Legal Charge dated 12 March 1996 granted by Sandridge Limited in favour of Esso Petroleum Company Limited;

                                                         SCHEDULE 5

         PART B

         SECURITY TO BE INVESTIGATED

         The Company is to investigate the following Security Interests and to report back to the Lender in accordance with Clause 20.17(b):

         o Floating Charge dated 21 September 1992 granted by Prophets (Gerrard Cross) Limited in favour of BMW Finance (GB) Limited;

         o Floating Charge dated 8 January 1988 granted by Prophets (Gerrard Cross) Limited in favour of BMW Finance (GB) Limited;

         o Debenture dated 10 November 1997 granted by Graypaul Motors Limited in favour of Lloyds Bowmaker Limited;

         o Floating Charge dated 29 May 1997 granted by Hyde Car Centre Limited in favour of Lombard North Central plc;

         o Floating Charge dated 27 April 1993 granted by Sytner Holdings Limited in favour of Lloyds Bowmaker Limited;

         o Debenture dated 15 December 1995 granted by Sytner Holdings Limited in favour of Saab Finance Limited;

         o Floating Charge dated 30 December 1997 granted by Sytner Holdings Limited in favour of TGB Finance Limited;

         o Debenture dated 9 May 1997 granted by Sandridge Limited in favour of Lloyds Bowmaker Limited;

         o Mortgage Debenture dated 25 July 1997 granted by Sandridge Limited in favour of CJ Financial Services Limited;

                                   SIGNATORIES



COMPANY

SYTNER GROUP LIMITED

By: /s/ Mark Morris




LENDER

THE ROYAL BANK OF SCOTLAND plc

acting as agent for

NATIONAL WESTMINSTER BANK Plc

By: /s/ Jason Necker